CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the reference to our firm under the caption “Comparison of Other Service Providers” in the Joint Proxy Statement and Prospectus in the Pre-Effective Amendment No. 1 to the Registration Statement (Form N-14 No. 333-164272) of AIM Variable Insurance Funds.
We also consent to the references to our firm under the captions “Financial Highlights” and “Independent Registered Public Accounting Firm” in each Prospectus and Statement of Additional Information for Van Kampen Life Investment Trust Comstock Portfolio, Van Kampen Life Investment Trust Mid Cap Growth Portfolio, Van Kampen Life Investment Trust Capital Growth Portfolio, Van Kampen Life Investment Trust Government Portfolio, and Van Kampen Life Investment Trust Growth and Income Portfolio series of the Van Kampen Life Investment Trust, incorporated by reference in the Joint Proxy Statement and Prospectus in the Pre-Effective Amendment No. 1 to the Registration Statement (Form N-14 No. 333-164272) of AIM Variable Insurance Funds.
We also consent to the use of our reports for Van Kampen Life Investment Trust Comstock Portfolio, Van Kampen Life Investment Trust Mid Cap Growth Portfolio, Van Kampen Life Investment Trust Capital Growth Portfolio, Van Kampen Life Investment Trust Government Portfolio, and Van Kampen Life Investment Trust Growth and Income Portfolio series of the Van Kampen Life Investment Trust incorporated by reference in the Joint Proxy Statement and Prospectus in the Pre-Effective Amendment No. 1 to the Registration Statement (Form N-14 No. 333-164272) of AIM Variable Insurance Funds.

/s/ ERNST & YOUNG LLP

Chicago, Illinois
February 12, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the reference to our firm under the caption “Comparison of Other Service Providers” in the Joint Proxy Statement/Prospectus in the Registration Statement of AIM Variable Insurance Funds on Form N-14.
We also consent to the references to our firm under the captions “Financial Highlights” in each Prospectus, dated May 1, 2009 and “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information, dated May 1, 2009 of The Universal Institutional Funds, Inc., which are incorporated by reference in the Joint Proxy Statement/Prospectus in the Registration Statement of AIM Variable Insurance Funds on Form N-14.
We also consent to the incorporation by reference in the Joint Proxy Statement/Prospectus of our reports, dated February 17, 2009, on the Equity and Income Portfolio, Global Value Equity Portfolio, High Yield Portfolio, International Growth Equity Portfolio, U.S. Mid Cap Value Portfolio, and Value Portfolio (six of the portfolios of The Universal Institutional Funds, Inc.) included in the Annual Reports to Shareholders for the fiscal year ended December 31, 2008 in the Registration Statement of AIM Variable Insurance Funds on Form N-14.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts
February 11, 2010